
MONTHLY SERVICER REPORT                                                                                       Page:    1

Issuer:                     GREATAMERICA LEASING RECEIVABLES 2000-1, L.L.C.
Seller and Servicer:        GreatAmerica Leasing Corporation
Distribution Date:          6/20/2001                                                         Run Date: Fri Jun 15, 2001


PAYMENT SUMMARY
---------------

Class                         Beginning      Pass Through       Interest      Principal           Total           Ending
Name         CUSIP              Balance              Rate           Paid           Paid    Distribution          Balance
-----        ---------    -------------      ------------     ----------   ------------    ------------    -------------


A-1          391533AA4             0.00       6.96088000%           0.00           0.00            0.00             0.00
A-2          391533AB2    58,061,505.39       7.36000000%     356,110.57   6,034,413.76    6,390,524.33    52,027,091.63
A-3          391533AC0    23,157,735.76       7.47000000%     144,156.91           0.00      144,156.91    23,157,735.76
A-4          391533AD8    44,023,820.59       7.51000000%     275,515.74           0.00      275,515.74    44,023,820.59
B            391533AE6     8,254,485.80       7.60000000%      52,278.41     397,714.51      449,992.92     7,856,771.29
C            391533AF3     8,629,689.69       7.75000000%      55,733.41     415,792.44      471,525.85     8,213,897.25
D            391533AG1     4,202,283.68       8.14000000%      28,505.49     202,472.84      230,978.33     3,999,810.84

Totals                   146,329,520.91                       912,300.53   7,050,393.55    7,962,694.08   139,279,127.36





                                 Target
             (defined)         Investor
                 Class        Principal
Class       Percentage           Amount
-----       ----------    -------------


AGGSNR         83.4500   119,208,647.98
B               5.5000     7,856,771.29
C               5.7500     8,213,897.25
D               2.8000     3,999,810.84



(Retained) Certificate Balance                                            3,571,259.68
% of Agg. Collateral Value, beginning                                           2.3795%
% of Agg. Collateral Value, ending                                              2.5000%


Monthly Principal Amount                                                  7,231,172.87
Additional Principal                                                              0.00
Overcollateralization Balance, beginning                                  3,752,039.00
Overcollateralization Balance, ending                                     3,571,259.68
Cumulative Loss Amount                                                            0.00


MONTHLY SERVICER REPORT                                                                                       Page:    2

Issuer:                     GREATAMERICA LEASING RECEIVABLES 2000-1, L.L.C.
Seller and Servicer:        GreatAmerica Leasing Corporation
Distribution Date:          6/20/2001                                                         Run Date: Fri Jun 15, 2001


OTHER INFORMATION
-----------------


AGGREGATE COLLATERAL VALUE (Discount Rate = 8.207%)
Initial Aggregate Discounted Contract Balance                           241,226,414.17

Aggregate Discounted Contract Balance, beginning                        150,081,559.91
Aggregate Discounted Contract Balance, ending                           142,850,387.04


RESIDUAL ACCOUNT
Residual Account Balance, beginning                                               0.00
Residual Account Balance, ending                                                  0.00


SERVICER ADVANCES
Cumulative un-reimbursed Servicer Advances, beginning                     1,448,528.25
  Unreimbursed Servicer Advances collected                                  710,275.33
  Servicer Advances for the current Due Period                              717,324.54
  Non-recoverable Unreimbursed Servicer Advances                            109,982.55
Cumulative un-reimbursed Servicer Advances, ending                        1,345,594.91


PAYAHEAD ACCOUNT
Advance Payment Balance, beginning                                        2,324,135.19
  Pymts rec'd in prior periods attributable to Current Due Period         2,219,972.93
  Pymts attributable to Future Due Periods                                2,227,984.21
Advance Payment Balance, ending                                           2,332,146.47


SUBSTITUTIONS
Defaulted Leases and Adj. Contracts Substituted to date, beginning        3,617,838.40
  Defaulted Leases and Adj. Contracts Substituted this month                706,578.44
Defaulted Leases and Adj. Contracts Substituted to date, ending           4,324,416.84
% of Agg. Collateral Value at Cut-Off Date (not to exceed 10%)                    1.79%

Non-Defaulted Leases or Adj. Contracts Substituted to date, beginning             0.00
  Non-Defaulted Leases or Adj. Contracts Substituted this month                   0.00
Non-Defaulted Leases or Adj. Contracts Substituted to date, ending                0.00


RESERVE FUND
Reserve Account Balance, beginning                                        2,412,264.14
  Required Reserve Amount                                                 2,412,264.14
  Required Draw to Increase Available Funds                                       0.00
  Reserve Fund Deficiency covered by Excess Available Funds                       0.00
  Excess Reserve Funds released to Waterfall                                      0.00
Reserve Account Balance, ending                                           2,412,264.14



MONTHLY SERVICER REPORT                                                                                       Page:    3

Issuer:                     GREATAMERICA LEASING RECEIVABLES 2000-1, L.L.C.
Seller and Servicer:        GreatAmerica Leasing Corporation
Distribution Date:          6/20/2001                                                         Run Date: Fri Jun 15, 2001


OTHER INFORMATION (continued)
-----------------------------


AVAILABLE FUNDS (COLLECTION ACCOUNT)
  Scheduled Payments Received                                             6,822,404.05
  Reinv. from Collection, Payahead, Residual, and Reserve Account            40,986.35
  Past due payments received                                                710,275.33
  Past due payments due on Early Termination (from Seller)                        0.00
  Proceeds from Prepayments not Replaced                                  1,159,285.53
  Recoveries on Non-Performing Leases not Substituted                             0.00
  Servicer Advances                                                         717,324.54
  Casualty and Termination Payments                                               0.00
  Expired Contract Proceeds                                                 134,858.26
  Repurchase of Ineligible Contracts                                              0.00
  Defaulted Contract Recoveries                                             232,667.24
  Net decrease in Advance Lease Payments Balance                             -8,011.28
  Excess Reserve Funds                                                            0.00
Total Available Funds                                                     9,809,790.02


DISTRIBUTION OF FUNDS
Pursuant to Section 7.05(a) of the Sale and Servicing Agreement
Available Funds                                                           9,809,790.02
        Reserve Fund Draw to Increase Available Funds                             0.00
 (i)    To the Servicer, unreimbursed Servicer Advances                     820,257.88
 (iii)  To the Servicer, Servicing Fee (75 bp)                               93,800.97
 (v) - (viii)  Note Interest Paid                                           912,300.53
 (ix) - (xvi)  Note Principal Paid                                        7,050,393.55
 (xvii) Reserve Fund Deposit                                                      0.00
 (xx)   Remainder to the Issuer                                             933,037.09


DELINQUENCY AND LOSS INFORMATION

                Number of    Ending Contract
                Contracts    Balance Remain.     Percentage
                ---------    ---------------     ----------


Current            23,844     152,613,706.00          98.95%
31-60 days            194         918,194.41           0.60
61-90 days             55         387,762.50           0.25
91-120 days            46         314,516.44           0.20


     Current             Current             Current             Cumulative
      Losses          Recoveries            Net Loss        Net Loss Amount
------------        ------------        ------------        ---------------


  730,662.74          244,197.66          486,465.08           3,381,990.79



RESIDUAL EVENT TRIGGERS

                                    Average of      Current        Prior    2nd Prior
                                 Last 3 Months   Due Period   Due Period   Due Period
                                 -------------   ----------   ----------   ----------


Residual Realization Percentage         140.99%      145.72%      131.93%      145.33%
Delinquency Percentage                    1.07         1.05         1.15         1.00
Cumulative Net Loss Percentage                         1.40         1.20         1.10

Residual Event?  No


The undersigned officer of the Servicer hereby certifies that the information contained in this Monthly Servicer Report is true and accurate in all respects; and that no Servicer Default or event that with notice or lapse of time or both would become a Servicer default, has occurred.

GreatAmerica Leasing Corporation, as Servicer



By: /s/ Stanley Herkelman
   ---------------------------
   Stan Herkelman
   Chief Financial Officer